SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                         Date of Report:     MAY 9, 2003
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                               BSD SOFTWARE, INC.
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               (Exact Name of Registrant as Specified in Charter)


           FLORIDA                   0-27075                 1-1586472
           -------                   -------                 ---------
    (State or other jurisdiction (Commission File Number)  (IRS Employer
           of incorporation)                              Identification No.)


                                   SUITE 300E
                            8500 MACLEOD TRAIL, S. E.
                        CALGARY, ALBERTA, CANADA  T2H 2N1
                        ---------------------------------
                    (Address of principal executive offices)


     Registrant's telephone number, including area code:     (403) 257-7090
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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On  May  9,  2003,  BSD  Software,  Inc., (the "Company") notified Grassano
                                                     -------
Accounting,  P.A.,  ("Grassano")  that the Company has dismissed Grassano as its
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auditor.  On May 19, 2003, the Company engaged KPMG, LLP as independent auditors of the Company for the fiscal year ending July 31, 2003. KPMG was the independent auditors for Triton Global Communications, Inc. prior to its acquisition by the Company. The action to engage KPMG, LLP was taken upon the unanimous approval of sole director of the Company.

     During the fiscal years ended December 31, 2001 and 2000, respectively, and through May 9, 2003, (i) there were no disagreements between the Company and Grassano on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grassano would have caused Grassano to make reference to the matter in its reports on the Company's financial statements, and (ii) Grassano's reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2001 and 2000, respectively, and through May 9, 2003, there were no reportable events as the term described in
Item 304(a)(1)(iv) of Regulation S-B. Grassano's opinion in its report on the Company's financial statements for the years ended December 31, 2001 and 2000, respectively, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

     During the fiscal years ended December 31, 2001 and 2000, respectively, and through May 9, 2003, the Company has not consulted with KPMG, LLP regarding either:

     (a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (b) any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that Grassano furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated May 23, 2003, is filed as Exhibit
99.1  to  this  Form  8-K.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     On November 2, 2002, BSD Software decided to change its fiscal year end to July 31. BSD Software is not required to file a transition report because it adopted the fiscal year end of Triton Global Business Services, Inc., the company it acquired on or about that date.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May  23,  2003                   BSD  SOFTWARE,  INC.

                                        By:  /s/  Guy  Fietz
                                        -----------------------
                                        Name:  Guy  Fietz
                                        Its:  President



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